Exhibit 10.5
CROGHAN BANCSHARES, INC.
AMENDED AND RESTATED
2002 STOCK OPTION AND INCENTIVE PLAN
INCENTIVE STOCK OPTION AWARD AGREEMENT
     Croghan Bancshares, Inc. (the “Company”) hereby grants the undersigned Participant a compensatory option to purchase Common Shares of the Company (the “Option”), subject to the terms and conditions described in the Croghan Bancshares, Inc. Amended and Restated 2002 Stock Option and Incentive Plan (the “Plan”) and this Incentive Stock Option Award Agreement (this “Award Agreement”). The Option is intended to qualify as an “incentive stock option” under Section 422 of the Code. If for any reason the Option does not qualify as an incentive stock option, then, to the extent it does not so qualify, the option will be treated as a Non-Qualified Stock Option.
1.	Name of Participant:

2.	Grant Date: , 20___ (the “Grant Date”)

3.	Number of Common Shares Subject to the Option:

4.	Exercise Price Per Share:

5.	Vesting: Provided that the Participant has not terminated prior to such date, the Option will vest and become exercisable with respect to one-third of the Common Shares subject to the Option on each of the first three anniversaries of the Grant Date.

6.	Exercise:
(a)	In General. Except as provided in Sections 6(b) or 7, the vested portion of the Option may be exercised at any time prior to the tenth anniversary of the Grant Date (the “Expiration Date”).

(b)	Effect of Termination. If the Participant terminates employment prior to the Expiration Date, the Option will remain exercisable or be canceled and forfeited, as applicable, as described below:
(i)	Death or Disability. If the Participant dies or becomes disabled (as defined in Section 22(e)(3) of the Code), the Option will become immediately vested and exercisable in full and may be exercised at any time before the earlier of the Expiration Date or the first anniversary of the Participant’s death or disability.

(ii)	Termination for Cause. If the Participant is Terminated for Cause, the Option (whether or not then exercisable) will be canceled and forfeited on the termination date.

(iii)	Other Termination. If the Participant terminates for any reason other than set forth in Sections 6(b)(i) or (ii): (A) the unvested portion of the Option will be canceled and forfeited on the termination date; and (B) the vested portion of the Option may be exercised at any time up to three months following the date of termination.
(c)	Procedure. In order to exercise the Option, the Participant must: (i) complete an Incentive Stock Option Exercise Form in a form provided by the Committee; (ii) deliver a copy of the completed Incentive Stock Option Exercise Form, attached as Exhibit A, to _____________, Croghan Bancshares, Inc., 323 Croghan Street, Fremont, Ohio 43420; and (iii) pay the Exercise Price for each Common Share being purchased in accordance with Section 6(d), below. The Option may be exercised with respect to whole Common Shares only. Any fractional Common Shares will be settled in cash.

(d)	Payment of Exercise Price. The Participant may pay the Exercise Price for each Common Share being purchased upon the exercise of the Option: (i) in cash or its equivalent; (ii) by tendering whole Common Shares owned by the Participant for at least six months before the Option is exercised; (iii) by surrendering vested but unexercised Stock Options, or (iv) to the extent permitted by the Committee, through a broker-assisted or similar arrangement.

(e)	Delivery of Shares. As soon as practicable after receipt of the Incentive Stock Option Exercise Form and full payment of the aggregate Exercise Price, the Company will cause the appropriate number of Shares to be delivered to the Participant.
7.	Change in Control: In the event of a “change in control” or “imminent change in control” of the Company or any Subsidiary (as defined in Section 7(d) of the Plan), the Option will become fully vested and exercisable, although the Committee, in its sole discretion, may require the Participant to exercise the Option prior to the Expiration Date.

8.	Mandatory Notice of Disqualifying Disposition: Without limiting any other provision herein, if the Participant disposes (whether by sale, exchange, gift or otherwise) of any of the Common Shares acquired pursuant to the exercise of the Option within two years after the Grant Date or within one year after the transfer of such Common Shares to the Participant, the Participant must notify the Company of such disposition in writing 30 days from the date of such disposition. Such written notice will state the principal terms of such disposition and the type and amount of consideration received for such Common Shares by the Participant in connection with such disposition.

9.	Other Terms and Conditions:
(a)	Rights Before the Option Is Exercised. The Participant will have no rights as a shareholder with respect to the Common Shares underlying the Option, including, without limitation, any right to vote or receive any dividends associated with the

Common Shares underlying the Option, until the Participant becomes the record owner of the Common Shares acquired upon exercise of the Option.

(b)	Beneficiary Designation. The Participant may name a beneficiary or beneficiaries to receive or exercise any vested portion of the Option that is unexercised at the Participant’s death by completing a Beneficiary Designation Form in the form attached as Exhibit B. The Beneficiary Designation Form does not need to be completed now and is not required to be completed as a condition of exercising the Option. However, if the Participant dies without completing a Beneficiary Designation Form or if the Participant does not complete the form correctly, the Participant’s beneficiary will be the Participant’s surviving spouse or, if the Participant does not have a surviving spouse, the Participant’s estate.

(c)	Transferring the Option. Except to the extent the Committee permits otherwise, the Option may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except by will or the laws of descent and distribution. However, as described in Section 9(b), the Participant may designate a beneficiary to exercise the Option if the Participant dies before the Option expires.

(d)	Governing Law. This Award Agreement will be construed in accordance with, and governed by the laws (other than laws governing conflicts of laws) of, the State of Ohio.

(e)	Option Subject to Plan. The Option is subject to the terms and conditions described in this Award Agreement and the Plan, which is incorporated by reference into and made a part of this Award Agreement. In the event of a conflict between the terms of the Plan and the terms of this Award Agreement, the terms of the Plan will govern. The Committee has the sole responsibility of interpreting the Plan and this Award Agreement, and its determination of the meaning of any provision in the Plan or this Award Agreement will be binding on the Participant. Capitalized terms that are not defined in this Award Agreement have the same meanings as in the Plan.

(f)	Signature in Counterparts. This Award Agreement may be signed in counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument.
[signature page attached]

PARTICIPANT

Date:
Signature

Print Name

CROGHAN BANCSHARES, INC.

By:	Date:

Printed Name:

Title:

EXHIBIT A
CROGHAN BANCSHARES, INC.
AMENDED AND RESTATED
2002 STOCK OPTION AND INCENTIVE PLAN
INCENTIVE STOCK OPTION EXERCISE NOTICE
By completing this Incentive Stock Option Exercise Notice (“Exercise Notice”) and returning it to the Company at the address given below, I, the undersigned Participant, elect to exercise all or a portion of the Option and to purchase the Shares, each as described below. Capitalized terms not defined in this Exercise Notice have the same meanings as in the Croghan Bancshares, Inc. Amended and Restated 2002 Stock Option and Incentive Plan (“Plan”) and applicable Award Agreement.
Note: You must complete a separate Exercise Notice for each Option that is being exercised (e.g., if you are simultaneously exercising an Option to purchase 200 Shares granted on June 30, 2009 and an Option to purchase 100 Shares granted on July 15, 2009, you must complete two Exercise Notices, one for each Option being exercised).

1.	Option Being Exercised: This Exercise Notice relates to the exercise of the following Option for the following number of Common Shares (fill in the blanks):
(a)	Grant Date of Option: _________________________

(b)	Number of Common Shares Being Purchased: ________________________

(c)	Exercise Price: The Exercise Price per Common Share is $________________

(d)	Total Exercise Price: The total Exercise Price (1(b) x 1(c)) is: $____________
2.	Payment of Exercise Price: I have decided to pay the total Exercise Price by (check one):
____	Personal check, bank draft or money order payable to “Croghan Bancshares, Inc.”

____	Through the tender of whole Common Shares that I have owned for at least six months (or such other period as required by general accepted accounting principles) having a Fair Market Value equal to the total exercise price.

____	Through the surrender of vested but unexercised Stock Options.

____	Through a broker-assisted or similar arrangement.

Notes:	If: (a) the cash, bank or money order method of exercise is selected, full payment must be included with this Exercise Notice; and (b) you elect any other method of paying the Exercise Price, you may contact the Company at the address given below for further instructions and information as to the tax consequences of the

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method of exercise and how the method of exercise may affect the number of Common Shares you receive.
3.	Acknowledgement of Effect of Exercise: By signing below, I acknowledge that:
(a)	I fully understand the effect (including the investment effect) of exercising the Option and purchasing Common Shares and understand that there is no guarantee that the value of these Common Shares will appreciate or will not depreciate;

(b)	This Exercise Notice will not be effective if it is not returned to the Company at the address given below before the date the Expiration Date, as specified in the Award Agreement or, to the extent applicable, if full payment of the Exercise Price is not included; and

(c)	The Common Shares that I am buying by completing and returning this Exercise Notice will be issued to me as soon as administratively practicable. I will not have any rights as a shareholder of the Company until the Common Shares are issued.
________________________________
(printed name)
________________________________
(signature)
Date: ___________________________
*****
Return this signed and completed Exercise Notice to the Company at the following address:
Croghan Bancshares, Inc.
Attn: _____________
323 Croghan Street
Fremont, Ohio 43420

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EXHIBIT B
CROGHAN BANCSHARES, INC.
AMENDED AND RESTATED
2002 STOCK OPTION AND INCENTIVE PLAN
INCENTIVE STOCK OPTION BENEFICIARY DESIGNATION FORM
I hereby designate the following person(s) as my beneficiary or beneficiaries, in the proportion specified, to receive or to exercise any vested Options under the Croghan Bancshares, Inc. Amended and Restated 2002 Stock Option and Incentive Plan (the “Plan”) that are unpaid or unexercised at my death:

% to

	(Name)	(Relationship)

Address:

% to

	(Name)	(Relationship)

Address:

% to

	(Name)	(Relationship)

Address:

% to

	(Name)	(Relationship)

Address:

Note: You are not required to name more than one beneficiary but if you do, the sum of these percentages may not be greater than 100 percent.

(Signature)	(Date)

(Print Name)
Please return an executed copy of this form to: Croghan Bancshares, Inc., Attn: __________, 323 Croghan Street, Fremont, Ohio 43420.

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